UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2009 (February 4, 2009)

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

16701 Greenspoint Park Drive, Suite 200
Houston, Texas 77060
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements or Certain Officers.

(e)           On February 4, 2009, the Board of Directors (the “Board”) of Eagle Rock Energy G&P, LLC (the “Company”), which is the general partner of Eagle Rock Energy GP, L.P., which is the general partner of Eagle Rock Energy Partners, L.P. (the “Partnership”), per the recommendation of the Compensation Committee, approved the Eagle Rock Energy G&P, LLC 2009 Short Term Incentive Bonus Plan for fiscal year 2009 (the “Plan”).  The purpose of the Plan is to encourage the employees of the Company, who act on behalf of the Partnership, to conduct activities that result in the achievement of the Company’s financial objectives and goals for 2009.  The Plan applies to all employees including executive officers and named executive officers disclosed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2007, previously filed with the Securities and Exchange Commission.

The Plan permits the grant of cash incentive awards to eligible participants, payable upon the attainment of pre-established performance goals. To be an eligible participant in the Plan (a “Participant”), regular full-time employees must be: (i) employed during 2009; (ii) hired, in general, prior to October 1, 2009; and (iii) active full-time employees at the time of the cash incentive award payment. The Plan is administered by the Compensation Committee, subject to Board approval of Plan funding, if any.  The actual amount of a Participant’s cash incentive award, if any, is the product of several factors, which include: (i) a Participant’s annual base compensation – regular base salary, or hourly rate multiplied by 2080 hours; (ii) a Participant’s current position within the Company (which determines the target percentage of the Participant’s annual base compensation that may be paid as a bonus); (iii) the Partnership’s achievement of certain financial, safety and operational goals, as determined by the Board; (iv) a Participant’s achievement of certain pre-determined individual performance goals; and (v) the discretion of the Compensation Committee to pay up to 125% of the target percentage to a Participant.  The factors are more fully described in the Plan which is attached to this Current Report on Form 8-K.  An example of how the incentive cash bonuses are calculated is included in the Plan.  No Participant is guaranteed to receive a cash incentive award.

A copy of the Plan, excluding confidential information contained in the Plan which has been submitted separately on a confidential basis to the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.                     Description

10.1*	Eagle Rock Energy G&P, LLC 2009 Short Term Incentive Bonus Plan

* Certain confidential portions of this exhibit were omitted.  This exhibit, with the omitted information, has been filed separately with the Securities and Exchange Commission pursuant to an Application for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P., its general partner

	By:	Eagle Rock Energy G&P, LLC, its general partner

Date: February 9, 2009	By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                    Description

10.1*	Eagle Rock Energy G&P, LLC 2009 Short Term Incentive Bonus Plan

* Certain confidential portions of this exhibit were omitted.  This exhibit, with the omitted information, has been filed separately with the Securities and Exchange Commission pursuant to an Application for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.